UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington,  D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 16, 2017

Sunstone Hotel Investors, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Maryland	001-32319	20-1296886
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

120 Vantis, Suite 350 Aliso Viejo, California	92656
(Address of Principal Executive Offices)	(Zip Code)

(949) 330-4000

(Registrant’s telephone number including area code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.Results of Operations and Financial Condition.

On February 21, 2017,  Sunstone Hotel Investors, Inc. (the “Company”) issued a press release regarding its financial results for the fourth quarter and full year ended December 31, 2016. The press release referred to a supplemental information package that is available on the Company’s website, free of charge, at www.sunstonehotels.com. A copy of the press release and the supplemental information package are attached hereto as Exhibits 99.1 and 99.2, respectively, and are incorporated herein by this reference.

The information furnished pursuant to this Item 2.02, including Exhibit 99.1 and Exhibit 99.2, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities under that Section, and shall not be deemed to be incorporated by reference into any filing of the Company under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any general incorporation language in such filing.

Item 5.02.Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On February 16, 2017, the Company’s Board of Directors approved base salary adjustments for the named executive officers that will be included in the Company’s proxy statement for its 2017 annual meeting, effective January 1, 2017 as follows:

Named Executive Officers & Title	New Base Salary
Bryan A. Giglia, Executive Vice President - Chief Financial Officer	$455,000
Robert C. Springer, Executive Vice President – Chief Investment Officer	$410,000
David Klein, Senior Vice President & General Counsel	$335,000

Item 5.03.Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Effective February 17, 2017, the Board of Directors amended Section 2.2 of Article II of the Company’s Bylaws to state that an annual meeting of the stockholders for the election of directors and the transaction of any business within the powers of the Corporation shall be held on a date and at the time set by the Board of Directors during the month of April or May in each year. A copy of the amendment is attached hereto as Exhibit 3.2, and is incorporated herein by reference.

Item 8.01.Other Events

Effective February 17, 2017, the Board of Directors amended the Company’s Corporate Governance Guidelines (the “Guidelines”) to establish a policy whereby the Board of Directors will be required to accept a resignation tendered by a nominee who is already serving as a Director if such nominee shall have received more votes against than for his or her election at each of two-consecutive annual meetings of stockholders. The complete text of the Guidelines is set forth on the Company’s investor relations web site.

Item 9.01.  Financial Statements and Exhibits.

(d) The following exhibits are furnished herewith:

EXHIBIT INDEX

Exhibit No.	Description
3.2	Third Amendment to the Amended and Restated Bylaws of Sunstone Hotel Investors, Inc., effective February 17, 2017.
99.1	Press Release, dated February 21, 2017.
99.2	Supplemental information package for the fourth quarter and full year ended December 31, 2016.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Sunstone Hotel Investors, Inc.

Date: February 21, 2017	By:	/s/ Bryan A. Giglia
Bryan A. Giglia (Principal Financial Officer and Duly Authorized Officer)

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